SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 19, 2005

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 19, 2005, Valley National Bancorp (“Valley” or “Company”) issued a press release reporting 2005 third quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as Exhibit 99.

The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

The Company’s 2005 third quarter press release contains a discussion of intangible purchase accounting adjustments arising from the Company’s two acquisitions in the first half of 2005. The return on average tangible equity ratio contained therein is a non-GAAP financial measure as defined by SEC Regulation G. This non-GAAP financial measure has been reconciled to GAAP as presented below. In the Company’s view, in order to better analyze the Company’s most important financial measurements, it is important for investors to be provided with return on equity ratios that have been adjusted for goodwill, core deposit intangibles and other intangibles. In addition, management feels that the non-GAAP financial measure is an important indication of the core business performance of the Company. Thus, the inclusion of this non-GAAP measure is intended to provide an additional metric for reviewing performance that management internally uses to evaluate performance on a comparative period-to-period basis in terms of absolute performance and trend performance. Such information is supplemental to information presented in accordance with GAAP, is not intended to represent a presentation in accordance with GAAP, and should not be considered as a substitute for, or superior to, measures of financial performance prepared and presented in accordance with GAAP.

	Average for the Quarter Ended September 30,		Average for the Nine Months Ended September 30,
	2005	2004	2005	2004

	(in thousands)
Net income	$41,942	$39,386	$119,201	$114,547

Shareholders’ equity	$921,977	$666,169	$828,993	$669,929
Less: Goodwill and identifiable intangible assets	(221,124)	(46,984)	(142,972)	(49,006)

Tangible shareholders’ equity	$700,853	$619,185	$686,021	$620,923

Annualized return on average tangible equity	23.94%	25.44%	23.17%	24.60%

Item 9.01 Financial Statements and Exhibits.

Exhibit 99	Press Release dated October 19, 2005

The Press Release disclosed in this Item 9.01 as Exhibit 99 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2005	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Title
99	Press Release